UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2014

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026	43026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 22, 2014, an additional 600,000 shares of common stock of Advanced Drainage Systems, Inc. (the “Company”) were sold by certain selling stockholders of the Company to the underwriters as part of the Company’s initial public offering (the “Offering”). The material terms of the Offering are described in the prospectus, dated July 24, 2014, filed by the Company with the Securities and Exchange Commission on July 28, 2014. The sale of additional shares resulted from a partial exercise by the underwriters of the over-allotment option granted by the selling stockholders to the underwriters in connection with the Offering. The Company will not receive any proceeds from the sale of such additional shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: August 22, 2014	By:	/s/ Mark B. Sturgeon
	Name:	Mark B. Sturgeon
	Title:	EVP, CFO, Secretary & Treasurer